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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                   FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Act of 1934



Date of Report (Date of earliest event reported): November 30, 1996



                        DYNAMICWEB ENTERPRISES, INC.
           (Exact Name of Registrant as specified in its charter)



New Jersey                            0-10039                 22-2267658
(State or other                     (Commission            (I.R.S. Employer)
jurisdiction of incorporation)      File Number)          Identification No.)



                    271 Route 46W, Building F, Suite 209
                         Fairfield, New Jersey 07004
                   (Address of Principal Executive Offices)

               Registrant's Telephone Number:  (201) 777-7666



                       1033 Route 46 East, Suite A-102
                          Clifton, New Jersey 07013
                 (Former Address of Principal Executive Offices)
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                                 FORM 8-K


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On November 30, 1996, the Registrant acquired 100% of the common stock of Megascore, Inc., a Delaware corporation, in exchange for 50,000 shares of DynamicWeb Enterprises, Inc. authorized but unissued common stock.

Megascore, Inc. is a full service systems integrator specializing in distribution, accounting, and point-of-sale software solutions for a diverse group of suppliers and retailers.

The above summary information does not purport to be complete, and is qualified in its entirety by reference to the Stock Purchase Agreement filed as Exhibit 1 to this Form 8-K.

In addition, on November 30, 1996, the Registrant also acquired 100% of the common stock of Software Associates, Inc., a New Jersey corporation, in exchange for 860,000 shares of the authorized but unissued common stock of DynamicWeb Enterprises, Inc. Ken Konikowski is the sole shareholder of Software Associates, Inc. Mr. Konikowski agreed to sign a Lockup Agreement regarding 750,000 shares of DynamicWeb Enterprises, Inc. owned by him for a period of two years from the date of Closing.

A condition of the acquisition was that the management of Software Associates, Inc. resign in favor of the Registrant's management. However, Mr. Konikowski was given an Employment Agreement for five years as Executive Vice President of DynamicWeb Enterprises, Inc.

A pre-requisite of Closing was that DynamicWeb Enterprises, Inc. continue to lease the space that Software Associates, Inc. was leasing in Fairfield Commons, Fairfield, New Jersey and that DynamicWeb Enterprises, Inc. would relocate its principal offices to Fairfield, New Jersey.

Software Associates, Inc. is a leading EDI service bureau engaged in the business of helping companies realize the benefits of expanding their data processing and electronic communications infrastructures through the use of EDI.

The Board of Directors of all of the companies approved the above transactions and the Registrant believes that these acquisitions will be beneficial to the Company in the long term.

The above summary information does not purport to be complete, and is qualified in its entirety by reference to the Stock Purchase Agreement filed as Exhibit 2 to this Form 8-K.

ITEM 5.  OTHER EVENTS

On December 13, 1996, DynamicWeb Enterprises, Inc. moved its offices to 271 Route 46W, Building F, Suite 209, Fairfield, New Jersey 07004.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Financial Statements of businesses acquired:

     In accordance with Item 7(a)(4), the required financial statements for the acquired businesses, which are impractical to provide at the time of the filing of Form 8-K, will be filed under cover of an amended Form 8-K as soon as practicable.

     Exhibits

     1. Exhibit 1 - Stock Purchase Agreement dated November 30, 1996 between the Registrant and the Shareholders of Megascore, Inc.

     2. Exhibit 2 - Stock Purchase Agreement dated November 30, 1996 between the Registrant and the Shareholders of Software Associates, Inc.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             DYNAMICWEB ENTERPRISES, INC.


                        BY:   /S/STEVEN VANECHANOS, JR.
                              ---------------------------------------------
                                 STEVEN VANECHANOS, JR.
                                 President, Principal Executive Officer and
                                 Principal Financial Officer